UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2022 (August 17, 2022)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2629 Townsgate Road #215, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing.

As previously disclosed in the current reports on Form 8-K, filed by SRAX, Inc. (the “Company”) on April 27, 2022 and on July 7, 2022, the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) notified the Company that it did not comply with Nasdaq Listing Rule 5250(c)(1) because it had not yet filed its Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”) and Form 10-Q for the quarter ended March 31, 2022 (the “2022 Q1 10-Q”) with the Securities and Exchange Commission (“SEC”).

On August 17, 2022, the Company received an additional notice regarding Nasdaq Listing Rule 5250(c)(1) because it had not yet filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “2022 Q2 10-Q”). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the SEC.

Nasdaq previously provided the Company with an extension of one hundred eighty (180) days from the initial due date of the 2021 Form 10-K or until October 12, 2022, to regain compliance with Nasdaq’s continued listing rule as it relates to all of the untimely filings. Accordingly, the Company’s (i) 2021 Form 10-K, (ii) 2022 Q1 10-Q, and (iii) 2022 Q2 10-Q are all required to be filed with the SEC by October 12, 2022.

Additionally, as a result of the additional late filing, Nasdaq requires the Company to update its original plan to regain compliance previously disclosed to Nasdaq, including the progress that the Company has made in implementing its previously submitted plan in connection with the untimely filings.

Item 8.01. Other Events.

On August 22, 2022, the Company issued a press release announcing its receipt of the delisting notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the anticipated filing of the 2021 Form 10-K, and other statements that are not historical facts. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “will,” and similar expressions and their variants. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.01	Press Release dated August 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 23, 2022	SRAX, Inc.

/s/ Christopher Miglino
		By:	Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Press Release dated August 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)